Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2005, I, Peter A. Darbee, President and Chief Executive Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

PETER A. DARBEE
PETER A. DARBEE.
President and Chief Executive Officer

August 3, 2005

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2005, I, Christopher P. Johns, Senior Vice President, Chief Financial Officer and Controller of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)

such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2005, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

CHRISTOPHER P. JOHNS
CHRISTOPHER P. JOHNS
Senior Vice President,
Chief Financial Officer and Controller

August 3, 2005